RELATED PARTY TRANSACTIONS	9 Months Ended
Sep. 30, 2017
RELATED PARTY TRANSACTIONS [Abstract]
RELATED PARTY TRANSACTIONS
3. RELATED PARTY TRANSACTIONS

 Nordic American Offshore Ltd ("NAO"):
In December 2013, Scandic American Shipping Ltd. ("Scandic"), a subsidiary of the Company, entered into a management agreement with NAO for the provision of administrative services as requested by NAO management.  For services under the management agreement, Scandic receives a management fee of $100,000 per annum for 2017 and 2016, and is reimbursed for costs incurred in connection with its services.  Scandic also receives reimbursement for a portion of the operational costs such as salary and office rent, among others, incurred by Scandic, which is allocated to NAO.  For the nine months ended September 30, 2017 and 2016, the Company recognized an aggregate of $1.8 million and $1.7 million, respectively, for such costs incurred which was included in General and Administrative Expenses.

In March 2017, Nordic American Offshore (NAO) completed a follow-on offering in which NAT participated with a $10.0 million investment. Following the investment, NAT owned 22.6% of NAO. As a consequence of the reduced holdings in NAO from 29.1% to 22.6%, NAT recorded a dilution charge (non-cash) of $2.6 million.

On July 21, 2017 the Company announced its second quarter dividend which included a distribution of NAO shares as a dividend-in-kind worth approximately $0.05 per NAT share. On August 31, 2017 a total of 4,024,745 NAO shares were distributed and the Company recorded a loss of $0.7 million related to the distribution of shares. Subsequent to the dividend-in-kind NAT holds 16.1% of NAO's outstanding common shares, and continues to account for NAO under the equity method as the Company is able to exercise significant influence over NAO.